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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated April 15, 1998, included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-00067, 33-40610, 33-41310, 33-57648, 33-81064,
333-15679, and 333-15677).


                                        /s/   ARTHUR ANDERSEN LLP
                                        -------------------------
                                              ARTHUR ANDERSEN LLP


Chicago, Illinois
May 26, 1998